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                                                                  Exhibit 99.5

Form of consent for logo:

     The undersigned, as an authorized representative of Sun Microsystems, Inc., hereby consents to the use of the Sun Microsystems, Inc., logo in the registration statement on Form S-1 (Registration No. 33-69261) and all amendments thereto (the "Registration Statement") of Intraware, Inc., and further consents to the inclusion of this consent as an exhibit to such Registration Statement.

                                       Sun Microsystems, Inc.

                        (Signature)    By:       /s/ Stephanie Loughran
                                           -----------------------------------

                                       Name:        Stephanie Loughran
                                             ---------------------------------

                                       Title:  Channel Program Manager
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                                       Date:           2/22/99
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